INVENTORY AND SPARE PARTS	12 Months Ended
Dec. 31, 2014
INVENTORY AND SPARE PARTS
INVENTORY AND SPARE PARTS

9. INVENTORY AND SPARE PARTS

        Inventory and spare parts as of December 31, 2014 and 2013 comprised the following:

	December 31,
	2014	2013
Handsets and accessories	5,971	7,436
SIM cards and prepaid phone cards	897	395
Spare parts for telecommunication equipment	301	305
Advertising and other materials	341	362

Total inventory and spare parts	7,510	8,498

        Other materials mainly consist of stationary, fuel and auxiliary materials.

        Obsolescence expense for the years ended December 31, 2014, 2013 and 2012 amounted to RUB 357 million, RUB 660 million and RUB 759 million, respectively, and was included in general and administrative expenses in the accompanying consolidated statements of operations and comprehensive income. Spare parts for base stations included in inventory are expected to be utilized within the twelve months following the statements of financial position date.